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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 27, 2003


                 IndyMac MBS, INC., (as depositor under the
                 Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of the IndyMac MBS, INC., Residential Asset Securitization Trust 2003-A4, Mortgage Pass-Through Certificates, Series 2003-D).


                               IndyMac MBS, INC.
        -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-102888                95-4791925
----------------------------      ------------          -------------------
(State of Other Jurisdiction      (Commission           (I.R.S. Employer
      of Incorporation)           File Number)          Identification No.)



                    155 North Lake Avenue
                      Pasadena, California                      91101
                ------------------------------               -----------
                    (Address of Principal                     (Zip Code)
                      Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

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Item 5.   Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-D Bear, Stearns & Co. Inc. ("Bear Stearns"), as an Underwriter of the Underwritten Certificates, has prepared certain amended materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Bear Stearns with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the amended Computational Materials.

     For purposes of this Form 8-K/A, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. These amended Computational Materials amend and supersede in their entirety the Computational Materials prepared by Bear Stearns and previously filed on Form 8-K dated March 26, 2003. The amended Computational Materials prepared by Bear Stearns are listed as Exhibit 99.1 hereto.













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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 26, 2003, and the prospectus supplement dated March 26, 2003, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-D.


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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1.  Computational Materials prepared by Bear Stearns.


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IndyMac MBS, INC.




                                       By: /s/ Victor H. Woodworth
                                           ---------------------------
                                           Victor H. Woodworth
                                           Vice President


Dated:  March 27, 2003


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                                 Exhibit Index
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Exhibit                                                                   Page
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99.1.    Computational Materials prepared by Bear Stearns.                   6


                                      5